                             HERITAGE COMMERCE CORP
               150 ALMADEN BOULEVARD, SAN JOSE, CALIFORNIA 95113

April 14, 1998

Dear Shareholder:

     We are pleased to enclose our 1997 Annual Report, 1998 Notice of Annual Meeting, Proxy Statement and Form of Proxy.

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders, which will be held at 3:30 p.m. on Thursday, May 21, 1998 at Heritage Commerce Corp's offices located at 150 Almaden Boulevard, San Jose, California 95113.

     The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting.

     Your continuing support is appreciated, and we hope you will attend the Annual Meeting. Whether or not you are personally present, it is very important that your shares be represented at the Meeting. Accordingly, please sign, date, and mail the enclosed Proxy promptly. If you wish to vote in accordance with the Board of Directors' recommendations, it is not necessary to specify your choices. You may simply sign, date and return the enclosed Proxy.

Sincerely,

LOGO                                           LOGO
William J. Del Biaggio, Jr.                    John E. Rossell III
Chairman                                       President and Chief Executive Officer

                             HERITAGE COMMERCE CORP
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of Heritage Commerce Corp ("Commerce Corp") will be held at Commerce Corp's Offices, located at 150 Almaden Boulevard, San Jose, California 95113 on May 21, 1998, at 3:30 p.m. for the following purposes:

     1. To elect the following nominees to serve as directors of Commerce Corp until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified:

Frank G. Bisceglia                      P. Michael Hunt
James R. Blair                          Louis ("Lon") O. Normandin
Arthur C. Carmichael, Jr.               Jack L. Peckham
William J. Del Biaggio, Jr.             Robert W. Peters
Anneke Dury                             Humphrey P. Polanen
Tracey A. Enfantino                     John E. Rossell III
Glenn A. George                         Kirk Rossmann
Robert P. Gionfriddo

     2. To increase the number of shares available under the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan for grants of options to directors and key employees of Commerce Corp.

     3. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as Commerce Corp's auditors for the fiscal year ending December 31, 1998.

     4. To consider and transact such other business as may properly be brought before the meeting.

     Shareholders of record at the close of business on April 3, 1998 are entitled to notice of and to vote at the meeting.

     Provisions of the Bylaws of Commerce Corp govern nominations for election of members of the Board of Directors, as follows:

          Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of Commerce Corp entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of Commerce Corp not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of Commerce Corp not later than the close of business on the tenth day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the number of shares of capital stock of the Bank owned by each proposed nominee; (iv) the name and residence address of the notifying shareholder; and (v) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspector[s] of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected.

     All shareholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting. Any shareholder present at the meeting may vote personally on all matters brought before the meeting. If you elect to vote personally at the meeting, your proxy will not be used.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          LOGO
                                          Rebecca A. Levey
                                          Corporate Secretary

April 14, 1998
San Jose, California

                WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY
                    AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                PROXY STATEMENT

                                       OF

                             HERITAGE COMMERCE CORP
                             150 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113
                            TELEPHONE (408) 947-6900
                               FAX (408) 947-6910

                          INFORMATION CONCERNING PROXY

     This statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of Heritage Commerce Corp ("Commerce Corp") at the Annual Meeting of Shareholders of Commerce Corp to be held at the Company's offices, 150 Almaden Boulevard, San Jose, California, on May 21, 1998, at 3:30 p.m., and at any adjournments or postponements thereof ("Meeting").

     This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 14, 1998.

     A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Corporate Secretary of Commerce Corp an instrument revoking said proxy or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his or her election to vote in person. Unless revoked, all shares represented by a properly executed proxy received prior to the Meeting will be voted as specified by each shareholder in the proxy. If no specifications are given by a shareholder, then the proxy will be voted in favor of election of nominees specified and in favor of such other business as may properly come before the Meeting as described below.

     The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein, if such nominee is unable to serve or for good cause will not serve.

     The enclosed proxy is being solicited by Commerce Corp's Board of Directors and the cost of the solicitation is being borne by Commerce Corp. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, telegraph, facsimile or personal visits by directors, officers and employees of Commerce Corp and Heritage Bank of Commerce.

                             PURPOSE OF THE MEETING

     The Meeting is being held for the following purposes:

          1. To elect 15 directors (the entire Board of Directors) to serve until the next annual meeting of shareholders and until their successors shall be elected and qualified.

          2. To increase the number of shares available under the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan for grants of options to directors and key employees of Commerce Corp.

          3. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as the Bank's auditors for the fiscal year ending December 31, 1998.

          4. To consider and transact such other business as may properly be brought before the meeting.

                               VOTING SECURITIES

     Shareholders of record as of the close of business on April 3, 1998 ["Record Date"] will be entitled to notice of and to vote at the Meeting. As of such date, the Bank had 3,295,896 shares of common stock outstanding. Unless otherwise noted, all per share information has been adjusted to reflect a 10 percent stock dividend paid to shareholders of record as of February 5, 1996, a 5 percent stock dividend paid to shareholders of record as of February 5, 1997 and a 3 for 2 stock split paid to shareholders of record as of August 1, 1997.

     Each shareholder of record is entitled to one vote, in person or by proxy, for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.

     Cumulative voting allows the shareholder to cast a number of votes equal to the number of directors to be elected, 15, multiplied by the number of votes held by the shareholder on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

     Pursuant to California law, no shareholder may cumulate votes unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any shareholder has given such notice, all the shareholders may cumulate their votes for the candidates who have been nominated.

     The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given. In the event such notice is provided, the votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of proxyholders, in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

     In the election of directors, the 15 candidates receiving the highest number of votes will be elected. The increase in the number of shares available for grants of stock options under Commerce Corp's Restated 1994 Tandem Stock Option Plan (the "Stock Option Plan") must be approved by holders of a majority of all outstanding shares. Ratification of the selection of Deloitte & Touche as the Bank's auditors requires the affirmative vote of a majority of all shares represented and voting at the Meeting. Broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors. In determining whether the requisite shareholder approval has been received for the increase in the number of shares available under the Stock Option Plan, broker non-votes and abstentions will have the same effect as a vote against the matter. In determining whether the requisite shareholder approval has been received for ratification of the selection of auditors, broker non-votes will not be counted, while abstentions will be counted and therefore will have the same effect as a vote against the matter.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Bylaws of Commerce Corp provide that the number of directors shall not be less than 11 nor more than 21. By resolution, the Board of Directors has fixed the number of directors at 15.

     The Bylaws of Commerce Corp provide the procedure for nomination and election of the Board of Directors. This procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Meeting, and upon his instructions, the Inspector of Election shall disregard all votes cast for such nominees.

     Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, either (i) the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors, or

(ii) the number of nominees may be reduced. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The 15 nominees receiving the highest number of votes at the Meeting shall be elected.

                             NOMINEES FOR DIRECTOR

     The persons named below have been nominated by the current Board of Directors for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. For information pertaining to stock ownership of each of the nominees reference can be made to the "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" section of this Proxy Statement.

                                                                DIRECTOR OF
                                                  DIRECTOR OF    COMMERCE      PRINCIPAL OCCUPATION, BUSINESS
                                   POSITION WITH   THE BANK        CORP       EXPERIENCE DURING PAST FIVE YEARS
           NAME              AGE   COMMERCE CORP     SINCE         SINCE            AND OTHER INFORMATION
           ----              ---   -------------  -----------   -----------   ---------------------------------
Frank G. Bisceglia.........  52    Director          1994          1997       Senior Vice President --
                                                                              Investments Portfolio Manager at
                                                                              Paine Webber, an independent,
                                                                              full service securities firm.
James R. Blair.............  53    Director          1994          1997       President of Renco Properties,
                                                                              Inc., a real estate development
                                                                              company.
Arthur C. Carmichael,        57    Director          1994          1997       Chairman, Willis Corroon of San
  Jr.......................                                                   Jose, an insurance brokerage
                                                                              firm.
William J. Del Biaggio,      57    Chairman and      1994          1997       Chief Executive Officer of
  Jr.......................        Director                                   MED-COR Health Information
                                                                              Systems, Inc., a release of
                                                                              information and staff outsourcing
                                                                              company, since 1996; President of
                                                                              Heritage Beverage Company, a
                                                                              beverage importer-brokerage firm,
                                                                              since 1994; and from 1991 to
                                                                              1994, General Manager of Coors of
                                                                              Santa Clara Valley.
Anneke Dury................  53    Director          1994          1997       Independent financial consultant
                                                                              for various Santa Clara County
                                                                              technology companies.
Tracey Enfantino...........  37    Director          1994          1997       General Manager of Environmental
                                                                              Systems, Inc., a mechanical
                                                                              contracting company.
Glenn A. George............  67    Director          1994          1997       Chairman of the Board of Joseph
                                                                              George Distributor, a wine
                                                                              distribution firm.
Robert P. Gionfriddo.......  52    Executive         1994          1997       Executive Vice President,
                                   Vice                                       Heritage Bank of Commerce since
                                   President and                              1994; from 1990 to 1993,
                                   Director                                   Executive Vice President at
                                                                              Silicon Valley Bank; and from
                                                                              1981 to 1990, Executive Vice
                                                                              President at Plaza Bank of
                                                                              Commerce.

                                                                DIRECTOR OF
                                                  DIRECTOR OF    COMMERCE      PRINCIPAL OCCUPATION, BUSINESS
                                   POSITION WITH   THE BANK        CORP       EXPERIENCE DURING PAST FIVE YEARS
           NAME              AGE   COMMERCE CORP     SINCE         SINCE            AND OTHER INFORMATION
           ----              ---   -------------  -----------   -----------   ---------------------------------
P. Michael Hunt............  54    Director          1994          1997       President, Hunt & Associates
                                                                              Insurance Service, Inc., an
                                                                              employee benefits, life insurance
                                                                              and retirement planning firm.
Louis ["Lon"] O.             63    Director          1994          1997       Owner and President of Normandin
  Normandin................                                                   Chrysler-Plymouth Jeep Eagle.
Jack L. Peckham............  56    Director          1994          1997       President and CEO of Lightspeed
                                                                              Semiconductor since January 1998;
                                                                              Vice President/General Manager of
                                                                              Atmel Corporation, a
                                                                              semiconductor manufacturing
                                                                              company from 1985 to 1998.
Robert W. Peters...........  58    Director          1994          1997       Private investor in technology
                                                                              companies since 1990; and from
                                                                              1988 to 1990, Vice President of
                                                                              Cisco Systems, a networking firm.
Humphrey P. Polanen........  48    Director          1994          1997       President and CEO, Trustworks
                                                                              Systems, an internet security
                                                                              company since February 1998;
                                                                              General Manager, Network Security
                                                                              Products Group, Sun Microsystems,
                                                                              a computer systems company, 1997
                                                                              to February 1998; General
                                                                              Manager, Internet Commerce Group,
                                                                              Sun Microsystems, from 1995 to
                                                                              1997; and from 1981 to 1995,
                                                                              Director of Worldwide Business
                                                                              Development at Tandem Computers.
John E. Rossell III........  50    President,        1994          1997       President and CEO of Heritage
                                   Chief                                      Bank of Commerce since 1994; and
                                   Executive                                  from 1992 to 1993, Senior Credit
                                   Officer &                                  Officer at Silicon Valley Bank.
                                   Director
Kirk M. Rossmann...........  50    Director          1994          1997       Chief Executive Officer of B/T
                                                                              Management Group, LLC since 1996;
                                                                              and from 1975 to 1996, President
                                                                              of American Welding Supply, an
                                                                              industrial and electronic
                                                                              industrial gas supplier.

     There are no family relationships among any of Commerce Corp's Executive Officers, directors or director nominees.

     No director or nominee chosen by the Board of Directors is a director of any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of section 15(d) of such Act or of any company registered as an investment company under the Investment Company Act of 1940, as amended.

                      EXECUTIVE OFFICERS OF COMMERCE CORP

     Set forth below is certain information with respect to the Executive Officers of Commerce Corp.

        NAME          AGE                           POSITION                          OFFICER SINCE
        ----          ---                           --------                          -------------
John E. Rossell       50    President and Chief Executive Officer                         1997
  III...............
Robert P.             52    Executive Vice President and Chief Business Development       1997
  Gionfriddo........        Officer
Kenneth A.            47    Executive Vice President and Chief Credit Officer             1997
  Corsello..........
Kenneth B.            53    Executive Vice President/Operations and Administration        1997
  Silveira..........
Daniel A. Northway..  37    Chief Financial Officer                                       1997

     A brief summary of the background and business experience of the Executive Officers of the Bank who have not previously been described is set forth below:

     Kenneth A. Corsello has served as an Executive Vice President since 1996 and as Chief Credit Officer of Heritage Bank of Commerce since 1995. From 1994 to 1995 Mr. Corsello served as Senior Vice President/ Credit Administrator with Cupertino National Bank, and from 1990 to 1994 as a Department Head with the Federal Deposit Insurance Corporation.

     Kenneth B. Silveira has served as Senior Vice President/Operations and Administration of Heritage Bank of Commerce from 1994 to 1997, and as Executive Vice President of Operations and Administration since December 1997. From 1965 to 1993 Mr. Silveira served as Vice President and Branch Manager, as Secretary of the Corporate Pricing Committee, and as Division Controller at Bank of America.

     Daniel A. Northway served as Vice President of Commercial Lending and Credit Administration of Heritage Bank of Commerce from 1994 to 1995, and as Vice President of Finance of from 1995 to present. From 1993 to 1994 Mr. Northway served as Vice President of Lending with Cupertino National Bank.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date pertaining to beneficial ownership of Commerce Corp's common stock (the sole class of stock outstanding) by persons known to Commerce Corp to own five percent or more of Commerce Corp's common stock, current directors of Commerce Corp, nominees to be elected to the Board of Directors, and all directors and officers(1) of Commerce Corp as a group. This information has been obtained from Commerce Corp's records, or from information furnished directly by the individual or entity to Commerce Corp.

     For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.

                                     RELATIONSHIP            SHARES
                                         WITH             BENEFICIALLY      EXERCISABLE    PERCENT OF
  NAME OF BENEFICIAL OWNER(1)        COMMERCE CORP        OWNED(2),(3)        OPTIONS       CLASS(3)
  ---------------------------        -------------        ------------      -----------    ----------
Frank G. Bisceglia.............  Director                    56,908(4)         15,094          1.7
James R. Blair.................  Director                    22,233(5)         11,051          0.7
Arthur C. Carmichael, Jr.......  Director                    36,838(6)         11,639          1.1
William J. Del Biaggio, Jr.....  Chairman and Director       94,159(7)         15,094          2.8
Anneke Dury....................  Director                    18,322(8)         15,094          0.6
Tracey A. Enfantino............  Director                    22,458(9)         11,639          0.7
Glenn A. George................  Director                    65,031(10)         7,064          2.0
Robert P. Gionfriddo...........  Executive Vice             100,993(11)        59,306          3.0
                                 President and
                                 Director
P. Michael Hunt................  Director                    35,951(12)        10,678          1.1
Louis ("Lon") O. Normandin.....  Director                    69,914(13)        11,639          2.1
Jack L. Peckham................  Director                   115,589(14)        11,639          3.5
Robert W. Peters...............  Director                    94,001(15)        15,094          2.8
Humphrey P. Polanen............  Director                    35,538(16)        15,094          1.1
John E. Rossell III............  President, Chief            70,888(17)        59,306          2.1
                                 Executive Office and
                                 Director
Kirk M. Rossmann...............  Director                    40,223(18)        11,639          1.2
All directors and executive                                 932,819           332,797         25.0
  officers as a group (18 in
  number*).....................

---------------
  * Included in the total, but not individually listed, are three executive officers, whose combined beneficial ownership totals 53,773 shares and exercisable options (which equals approximately one percent of class).

 (1) The address for all persons is c/o Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California, 95113.

 (2) Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise

---------------

(1)As used throughout this Proxy Statement, the terms "Officer" and "Executive Officer" refer to the President and Chief Executive Officer; the Executive Vice President and Chief Business Development Officer; the Executive Vice President and Chief Credit Officer; the Executive Vice President/Operations and Administration; and the Chief Financial Officer.

     noted. Listed amounts reflect (i) a 10 percent stock dividend which was paid on February 26, 1996 to shareholders of record as of February 5, 1996,
     (ii) a 5 percent stock dividend which was paid on February 26, 1997 to shareholders of record as of February 5, 1997, and (iii) a 3 for 2 stock split on August 15, 1997 to shareholders of record as of August 1, 1997.

 (3) Includes shares beneficially owned (including options exercisable within 60 days of the Record Date, as shown in the previous column), both directly and indirectly together with associates.

 (4) Includes 2,598 shares held as trustee of the Edith Lico Simoni Trust, 2,874 shares as custodian for Thomas J. Bisceglia and 2,874 shares as custodian for Laura M. Bisceglia under the Uniform Gifts to Minors Act, 30,318 shares as one of two trustees of the Bisceglia Family Trust, and 3,150 shares held in a personal Individual Retirement Account.

 (5) Includes 8,032 shares held in a personal Individual Retirement Account and 3,150 shares held as trustee for the Blair Family Trust.

 (6) Includes 21,657 shares held in a personal Individual Retirement Account, 1,968 shares held as trustee of the Arthur and Jean Carmichael Living Trust, 787 shares held as trustee for Jennifer M. Carmichael, and 787 shares held as trustee for Arthur C. Carmichael, III.

 (7) Includes 39,375 shares held in a personal Individual Retirement Account, 36,225 shares as one of two trustees of the Del Biaggio Family Trust, and 3,465 shares held in the name of Helen N. Del Biaggio, his wife.

 (8) Includes 3,228 shares held in a personal Individual Retirement Account.

 (9) Includes 9,954 shares held in the Environmental Systems, Inc. of California Profit Sharing Plan, of which she is one of three trustees.

(10) Includes 47,887 shares held as one of two trustees for the George and Noelle Trust, 9,450 shares held in a personal Individual Retirement Account, and 630 shares held by Joseph George Distributor, Inc., of which he is Chairman of the Board.

(11) Includes 34,650 shares held in a personal Individual Retirement Account and 1890 shares held in the Heritage Bank of Commerce 401K Plan.

(12) Includes 17,875 shares held by the Hunt and Associates Insurance Service, Inc., Profit Sharing Plan, 865 shares held in the name of Allison L. Hunt, 865 shares held in the name of Jason M. Hunt, 865 shares held in the name of Michelle L. Hunt, and 4,803 shares held in the Hunt Family Trust.

(13) Includes 58,275 shares as trustee of the Louis and Margaret Normandin
     Trust.

(14) Includes 103,950 shares as one of two trustees for the Peckham Revocable Trust.

(15) Includes 78,907 shares as one of two trustees for the Robert and Carolyn Peters Trust.

(16) Includes 6,898 shares held in a personal Individual Retirement Account, and 378 shares held by Azieb Nicodimos, his wife.

(17) Includes 11,513 shares held in a personal Individual Retirement Account.

(18) Includes 17,324 shares held in a personal Individual Retirement Account, and 2,598 shares held as custodian for Ty Rossmann under the Uniform Gifts to Minor Act.

                           INDEBTEDNESS OF MANAGEMENT

     Some of Commerce Corp's directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with the sole subsidiary of Commerce Corp, Heritage Bank of Commerce ("the Bank"), in the ordinary course of the Bank's business, and the Bank expects to have such ordinary banking transactions with these persons in the future. In the opinion of management of Commerce Corp and the Bank, all loans and commitments to lend included in such transactions were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features. While both Commerce Corp and the Bank do not have any limits on the aggregate amount it may lend to directors and executive officers as a group, loans to individual directors and officers must comply with their lending policies and statutory lending limits. In addition, prior approval of the Board of Directors of Heritage Bank of Commerce is required for all such loans.

       COMMITTEES OF THE BOARD OF DIRECTORS OF HERITAGE BANK OF COMMERCE

     Since Heritage Commerce Corp became the bank holding company for Heritage Bank of Commerce in February 1998, it did not have any committees in 1997. It is anticipated that Commerce Corp Board committees will be formed in the near future. The information provided below is for the committees of the Board of Directors of Heritage Bank of Commerce.

                                AUDIT COMMITTEE

     The members of the Audit Committee are Humphrey P. Polanen, Committee Chairman, Tracey A. Enfantino, P. Michael Hunt, Louis ("Lon") O. Normandin, Jack
L. Peckham and Robert W. Peters.

     The principal duties of the Audit Committee are the following: (i) recommend the firm of independent certified public accountants for appointment by the Board; (ii) meet with the independent certified public accountants to review and approve the scope of their audit engagement and the fees related to such work; (iii) meet with the Company's financial management, internal audit management and independent certified public accountants to review matters relating to internal accounting controls, the internal audit program, accounting practices and procedures and other matters relating to the financial condition of the Company and its subsidiaries; and (iv) periodically report to the Board any conclusions or recommendations that the Audit Committee may have with respect to such matters. The Audit Committee met four times during calendar year 1997.

                        PLANNING AND PERSONNEL COMMITTEE

     The members of the Planning and Personnel Committee are Robert W. Peters, Committee Chairman, Frank G. Bisceglia, Tracey A. Enfantino, P. Michael Hunt, Jack L. Peckham, Humphrey P. Polanen and John E. Rossell III.

     The principal duties of the Planning and Personnel Committee are (i) the selection, recruitment and performance evaluation of executive personnel; (ii) making recommendations to the Board regarding the salary, benefits and incentive compensation to be paid to the Bank's executive officers; (iii) the development of corporate-wide compensation and benefit policies; (iv) the development of the Bank's personnel policies; (v) the Bank's compliance with laws and regulations pertaining to personnel, compensation and employment matters; (vi) the development and presentation to the Board for approval of the Bank's mission statement and strategic plan; (vii) the development of employee training and internal communications programs; and (viii) in cooperation with the Bank's Loan Committee, the development of social responsibility programs and policies, including, but not limited to, policies designed to ensure the Bank's compliance with all state and federal laws and regulations pertaining to equal employment opportunity, equal credit opportunity and the Bank's efforts to meet the credit needs of the communities in which the Bank does business. The Planning and Personnel Committee met eleven times during calendar year 1997.

                                 LOAN COMMITTEE

     The members of the Loan Committee are Frank G. Bisceglia, Committee Chairman, James R. Blair, Arthur C. Carmichael, Jr., William J. Del Biaggio, Jr., Glenn A. George, Robert P. Gionfriddo, Louis O. Normandin, Robert W. Peters, John E. Rossell III and Kirk M. Rossmann.

     The Loan Committee is responsible for the approval and supervision of loans and the development of the Bank's loan policies and procedures. The Loan Committee met forty times during calendar year 1997.

                        FINANCE AND INVESTMENT COMMITTEE

     The members of the Finance and Investment Committee are Anneke Dury, Committee Chairwoman, Frank G. Bisceglia, James R. Blair, Robert W. Peters and John E. Rossell, III.

     The Finance and Investment Committee is responsible for the development of policies and procedures related to liquidity and asset-liability management, supervision of the Bank's investments and preparation of the Bank's annual budget. The Finance and Investment Committee met twelve times during calendar year 1997.

     The Bank does not have executive or nominating committees. The Board of Directors performs the functions of these committees.

     During calendar year 1997, the Bank's Board of Directors held eleven regular and four special meetings. Also during 1997, Commerce Corp's Board of Directors held three regular and one special meeting. Except for James Blair, Arthur Carmichael, Jr., Jack Peckham, Humphrey Polanen and Kirk Rossmann, each director attended at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of board committees on which that director served.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Commerce Corp's directors and executive officers, and persons who own more than ten percent of a registered class of Commerce Corp's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Commerce Corp. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Commerce Corp with copies of all Section 16(a) forms they file.

     To Commerce Corp's knowledge, based solely on review of the copies of such reports furnished to Commerce Corp and written representations that no other reports were required, during the year ended December 31, 1997 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     There are no existing or proposed material transactions between Commerce Corp and any of Commerce Corp's directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons.

                               CHANGE IN CONTROL

     Management is not aware of any arrangements, including the pledge by any person of shares of Commerce Corp, the operation of which may at a subsequent date result in a change in control of Commerce Corp.

                             EXECUTIVE COMPENSATION

     The following information is furnished with respect to each executive officer of the Bank whose aggregate cash compensation from the Bank during 1997 exceeded $100,000.

                      SUMMARY EXECUTIVE COMPENSATION TABLE

TABLE -- SALARY, DEFERRED COMPENSATION, BONUS AND OTHER CASH COMPENSATION

                                          ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                 --------------------------------------   -------------------------------
                                                                                 AWARDS           PAYOUTS
                                                                          ---------------------   -------
                                                             OTHER        RESTRICTED
   NAME AND PRINCIPAL                                       ANNUAL          STOCK      OPTIONS/    LTIP        ALL OTHER
        POSITION          YEAR   SALARY(1)   BONUS(1)   COMPENSATION(2)     AWARDS       SARS     PAYOUTS   COMPENSATION(3)
   ------------------     ----   ---------   --------   ---------------   ----------   --------   -------   ---------------
John E. Rossell           1997   $150,000    $42,000        $ 8,550          --          3,000      --               --
  President and           1996    150,000     30,000          8,174          --             --      --               --
  CEO                     1995    150,000      7,500          8,415          --             --      --               --
Robert P. Gionfriddo      1997   $127,500    $41,850        $ 9,042          --          3,000      --          $20,000
  Executive Vice          1996    125,000     30,000          9,821          --             --      --           20,000
  President               1995    125,000      7,500         10,967          --             --      --           20,000
Ken Corsello              1997   $ 95,229    $23,257        $ 7,469          --             --      --               --
  Executive Vice          1996     86,833     17,060          4,875          --          3,150      --               --
  President/              1995(4)    8,193       100            400          --         25,988      --               --
  Chief Credit
  Officer

---------------
(1) Amounts shown include cash and non-cash compensation earned and received by executive officers.

(2) Amounts include an automobile allowance pursuant to the terms of each executive officer's employment and payments for unused vacation.

(3) Amounts shown are earnings on LTIP compensation for an amount payable in 1999 or earlier if Mr. Gionfriddo is terminated without cause.

(4) Mr. Corsello's employment with the Bank began on November 27, 1995.

     The Bank pays the cost of premiums on life insurance policies insuring all employees, including executive officers, in amounts approximately two times their annual salaries. The policies are payable to the officers' designated beneficiaries. In addition, Commerce Corp provides certain incidental personal benefits to executive officers. The incremental cost to Commerce Corp of providing such benefits to the executive officers named above did not, for the fiscal year ended December 31, 1997, exceed 10 percent of the compensation to such officers named above.

                               STOCK OPTION PLAN

     In 1994 the Board of Directors adopted the Heritage Bank of Commerce 1994 Tandem Stock Option Plan ("Plan") in order to promote the long-term success of the Bank and the creation of shareholder value. The Plan authorizes the Bank to grant stock options to officers, employees and directors of the Bank and its affiliates. The Plan has recently been restated and adopted by Commerce Corp as the successor corporation to the Bank. The Plan is described in greater detail in Proposal 2 of this Proxy Statement.

     The Board of Directors also participates in the Plan. Under the Plan, the Chairman of the Board and each Committee Chairman received a grant of option to acquire 15,128 shares; all other directors received a grant of options to acquire 11,663 shares.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                         % OF TOTAL
                                                          OPTIONS      EXERCISE
                                                         GRANTED TO    OR BASE                 GRANT DATE
                                              OPTIONS   EMPLOYEES IN    PRICE     EXPIRATION    PRESENT
                    NAME                      GRANTED   FISCAL YEAR     ($/SH)       DATE       VALUE $
                    ----                      -------   ------------   --------   ----------   ----------
John E. Rossell.............................   3,000        3.8         $8.67      07/01/07    $11,786.39
  President and CEO
Robert Gionfriddo...........................   3,000        3.8         $8.67      07/01/07    $11,786.39
  Executive Vice President

     The following table delineates options granted to executive officers, Messrs. Rossell, Gionfriddo, and Corsello and the values of unexercised options at December 31, 1997:

TABLE -- AGGREGATED OPTIONS/SAR EXERCISES IN THE LAST FISCAL YEAR
       AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                              VALUE OF UNEXERCISED
                                                                  NUMBER OF UNEXERCISED     IN-THE-MONEY OPTIONS/SARS
                                                                 OPTIONS/SARS AT YEAR END          AT YEAR END
                       SHARES ACQUIRED ON                        ------------------------   -------------------------
        NAME              EXERCISE(#)       VALUE REALIZED($)    EXERCISABLE/UNEXERCISED    EXERCISABLE/UNEXERCISABLE
        ----           ------------------   ------------------   ------------------------   -------------------------
Rossell..............         --                   --                 54,975/34,650             $554,000/354,000
Gionfriddo...........         --                   --                 54,975/34,650             $554,000/354,000
Corsello.............         --                   --                 14,248/14,889             $136,000/140,000

                                  401(k) PLAN

     The Board of Directors has established an employee benefit plan under
Section 401(k) of the Internal Revenue Code of 1986. The purpose of the employee plan is to encourage employees to save for retirement. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. Commerce Corp does not presently provide any matching contributions to the plan. The plan trustees administer the plan.

                         EMPLOYEE STOCK OWNERSHIP PLAN

     During 1997, the Bank initiated an employee stock ownership plan (Stock Ownership Plan). The Stock Ownership Plan allows the Bank, at its option, to purchase shares on the open market and award those shares to certain employees in lieu of paying cash bonuses. To be eligible to receive an award of shares under the Stock Ownership Plan, an employee must have worked at least 1,000 hours during the year and must be employed by the Bank on December 31. Awards under the Stock Ownership Plan generally vest over four years. During 1997, the Bank contributed $98,000 to the Stock Ownership Plan with contributions to John
E. Rossell, III, Robert P. Gionfriddo and Kenneth A. Corsello totaling $4,500, $4,350 and $2,857 respectively. These amounts are included in the Summary Compensation Table in the column entitled "Bonus."

                              EMPLOYMENT CONTRACTS

     John E. Rossell III, the Bank's President and CEO, is employed under the terms of a written five-year employment contract dated June 8, 1994 which, among other terms, provides for the following: Combined wages, including deferred compensation, of $150,000 per year, including an annual review for salary increase; bonuses based upon the performance of the Bank, awarded in the sole discretion of the Board of Directors; the grant of options to purchase up to 86,625 shares of the Bank's Common Stock at $5.77 per share; a car allowance; insurance; and severance compensation and benefits in the event the Bank terminates Mr. Rossell's employment without cause. In 1997, 3,000 additional options were granted at a price of $8.67 per share.

     Robert P. Gionfriddo, the Bank's Executive Vice President and Chief Business Development officer, is employed under the terms of a written three-year employment contract dated June 8, 1994, amended June 8, 1997, and expiring June 8, 2000 which, among other terms, provides for the following as of December 31, 1997: Combined wages, including deferred compensation, averaging $155,000 per year; bonuses based upon the performance of the Bank, awarded in the sole discretion of the Board of Directors; the grant of options to purchase up to 86,625 shares of the Bank's Common Stock at $5.77 per share; a car allowance; insurance; the beneficial use of a proprietary membership in a local country club; and severance compensation and benefits in the event the Bank terminates Mr. Gionfriddo's employment without cause. In 1997, 3,000 additional options were granted at a price of $8.67 per share.

 SUPPLEMENTARY RETIREMENT PLAN FOR DIRECTORS, INCLUDING TWO EXECUTIVE OFFICERS

     In June of 1997, the Bank provided each of its directors, including two executive officers, with a non qualified, defined contribution retirement and death benefit plan. The amount of each respective potential annual retirement benefit is indexed to the financial performance of specific single premium life insurance policies, owned by the Bank and insuring the life of the respective director. The Bank books as income any earnings on the policies, however, it retains only the amount of earnings which would have been earned had it purchased a one year Treasury Bill in lieu of the insurance policy. The "excess earnings" of each insurance policy (the amount earned by the policy over and above the amount determined by the Treasury Bill hurdle rate just described), is credited to a liability reserve account for the benefit of the director. Each plan participant earns a vested interest in the balance of his or her respective liability reserve account, at the rate of 12% per annum, beginning with that individual's first year of service and cumulating for as long as the director remains in the service of the Bank, or until the director achieves 100% vesting. The policies corresponding to each of the directors are denominated in one of two uniform premium amounts. One uniform premium amount is applicable to policies purchased to insure the lives of directors who are not also executive officers and the other is applicable to policies purchased to insure the lives of directors who are also Executive Officers, namely John E. Rossell, III, President and CEO, and Robert P. Gionfriddo, Executive Vice President. The benefits which will be realized under the plan are uncertain. The Plan is a defined contribution plan. Contributions to the plan are indexed to the performance of the insurance policies, whose performance is unpredictable. However, as to the directors who are also Executive Officers, it was the intention of the Board to design a plan which will ultimately provide the Executive Officer Directors with annual retirement benefits initially equal to approximately 50% of their respective salaries in the year prior to retirement, payable for life. The uniform premium amounts for each of the other directors was set, at the discretion of the Board, at 20% of the premium outlay made for each Executive Officer Director. As the non-Executive Officer directors are of widely different ages, these uniform premium amounts did not lend themselves to any particular targeted benefit amount.

     The death benefit for each of the directors is an endorsement to the executive's beneficiary of 80% of the net-at-risk insurance (death benefit in excess of cash value), together with any remaining balance in the related liability reserve account.

     As the policies did not perform at a rate in excess of the hurdle rate in 1997, the initial year of the Plan, no credit was made to the participant liability reserve accounts for the year, nor was any obligation incurred on the part of the Bank for future retirement payments.

                  DIRECTOR FEES AND DIRECTOR FEE DEFERRAL PLAN

     During 1997, the Bank paid $1,250 per month each to two directors for their services during 1997, for a total of $30,000. In June, 1997, the Board approved a director compensation program, effective July 1, 1997, that extended the previous plan to include all non-Executive Officer directors. The plan allocates fees among participating directors, based on the extent and nature of each director's committee memberships and/or that director's chairmanship of one of the various committees of the Board. The total annual cost of the program is approximately $130,000.

     An option of the director compensation program is the deferral of fees ("Deferral Plan"). Under the Deferral Plan, a participating director may defer up to 100% of his monthly board fees into the Deferral Plan for up to ten years. Amounts deferred earn interest at the rate of 8% per annum. The director may elect a distribution schedule of up to ten years with interest accruing (at the same 8%) on the declining balance.

     The Bank has purchased life insurance policies on the lives of directors who have agreed to participate in the Deferral Plan. It is expected that the earnings on these policies will offset the cost of the program. In addition, the Bank will receive death benefit payments upon the death of the director. The proceeds will permit the Bank to "complete" the deferral program as the director originally intended if he dies prior to the completion of the deferral program. The disbursement of deferred fees is accelerated at death and commences one month after the director dies.

     In the event of the director's disability prior to attainment of his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annualized value of the director's deferral account.

     To date, all but two of the directors have elected to defer their fees. Through December 31, 1996, the directors were paid no attendance fee or retainer or other cash compensation for their participation on the Board or its committees. For the years 1996 and 1997 the Bank accrued expenses of zero and $70,000, respectively, to account for its obligation to pay deferred fees.

PERSONNEL AND PLANNING COMMITTEE REPORT

     The Personnel and Planning Committee, in accordance with applicable requirements, has provided the following report to the Board of Directors of the Company.

                    REPORT ON SENIOR EXECUTIVE COMPENSATION
       BY THE PERSONNEL AND PLANNING COMMITTEE OF THE BOARD OF DIRECTORS

     The Report of the Personnel and Planning Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Commerce Corp specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

     Commerce Corp's general compensation strategy for senior executive officers is to pay annual and long term compensation which is competitive with executives in similar positions at peer group companies, taking into appropriate account Commerce Corp's forward progress, its overall financial condition and its performance relative to companies in similar circumstances. In determining compensation levels, Commerce Corp obtains salary survey information regarding executive salary levels for comparable companies through many sources including banking industry associates and independent compensation consultants. Additionally, Commerce Corp ties incentive compensation levels to financial performance goals of Commerce Corp.

     The Compensation policy of Commerce Corp is designed to attract and retain highly qualified personnel and to provide meaningful incentives for measurable performance. The components of executive compensation include base salary, an incentive bonus plan, non-plan bonuses, stock options and a supplemental executive retirement plan.

     Commerce Corp's senior executive compensation is determined by the Personnel and Planning Committee of the Board of Directors and by the Board itself. The Committee meets a minimum of three times per year. Salaries and other compensation are reviewed annually. Any significant increases or other changes to compensation or benefits are approved by the Board of Directors. Incentive bonus awards are determined by the Committee in January or February and recommended to the full Board for immediate action. Stock options are generally awarded in June or July. Compensation for a newly-hired executive may be established by the Committee at a special meeting.

     In its discretion, Commerce Corp pays annual incentive bonuses to its senior executives after receiving a recommendation to do so by the Personnel and Planning Committee of the Board. The decision to pay and the amount of payment is based upon an assessment of the institution's performance in the context of the plan and with reference to the executive's base wages as well as to peer group patterns.

     Incentive bonuses were paid to senior executives of Heritage Bank of Commerce, a subsidiary of Commerce Corp in 1997 and 1996, based on overall performance of the bank relative to plan. Those bonuses averaged 25% and 20% of base wages in 1997 and 1996, respectively.

     Executive officers are permitted to participate in other Company employee benefit plans including Commerce Corp's 401(k) Savings Plan.

     Long term incentive awards consisting of stock options are considered to be a substantial portion of the compensation package of the executive officers and provide incentive to increase shareholder value. In 1997, Mr. Rossell and Mr. Gionfriddo were awarded stock options as recognition for their contributions to Commerce Corp and the Bank. In 1997, the Company began a Stock Ownership Plan for all employees with contributions to John E. Rossell, III and Robert P. Gionfriddo totaling $4,500 and $4,350 respectively. These amounts are included in the Summary Compensation Table in the column entitled "Bonus."

     In addition to the above employment contracts, Mr. Rossell and Mr. Gionfriddo are both covered by a Supplemental Executive Retirement Plan. The plan provides for periodic payments when each executive retires.

P. Michael Hunt   John E. Rossell, III  Robert Peters
Jack Peckham      Frank Bisceglia
Humphrey Polanen  Tracey Enfantino

PERFORMANCE GRAPH

     The following graph compares the stock performance of the Bank, since its inception in 1994, to the performance of a specific industry index, the Standard & Poor's Bank Proxy and to the Standard & Poor's 500 index over the past three and one-half year calendar period.

               HERITAGE BANK OF COMMERCE STOCK PRICE PERFORMANCE*

        MEASUREMENT PERIOD          HERITAGE BANK OF
      (FISCAL YEAR COVERED)             COMMERCE             S&P 500         S&P BANK PROXY
7/1/94                                     100                 100                 100
9/31/94                                    100                 105                  93
12/31/94                                   100                 106                  93
3/31/95                                    103                 114                 100
6/30/95                                    106                 125                 118
9/31/95                                    109                 132                 121
12/31/95                                   109                 141                 131
3/31/96                                    124                 147                 137
6/30/96                                    124                 151                 137
9/31/96                                    124                 159                 155
12/31/96                                   137                 170                 182
3/31/97                                    150                 176                 182
6/30/97                                    147                 201                 225
9/31/97                                    217                 215                 224
12/31/97                                   277                 209                 251

* Results shown on the graph are not necessarily indicative of future performance

                             SIGNIFICANT LITIGATION

     The Bank is not involved in any litigation outside the ordinary scope of the Bank's business.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE FIFTEEN NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF THE SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND
QUALIFIED: FRANK G. BISCEGLIA, JAMES R. BLAIR, ARTHUR C. CARMICHAEL, JR., WILLIAM J. DEL BIAGGIO, JR., ANNEKE DURY, TRACEY A. ENFANTINO, GLENN A. GEORGE, ROBERT P. GIONFRIDDO, P. MICHAEL HUNT, LOUIS ("LON") O. NORMANDIN, JACK L. PECKHAM, ROBERT W. PETERS, HUMPHREY P. POLANEN, JOHN E. ROSSELL III AND KIRK M. ROSSMANN. IF NO INSTRUCTION IS GIVEN, THE BOARD OF DIRECTORS INTENDS TO VOTE FOR EACH NOMINEE LISTED.

                                   PROPOSAL 2

                        INCREASE IN THE NUMBER OF SHARES
                     AVAILABLE FOR GRANTS OF STOCK OPTIONS

     Proposal 2 provides for an amendment to the Company's stock option plan to increase the number of shares of Common Stock for which options may be granted by 120,000 shares, provided such number shall not exceed 30 percent of the number of shares issued and outstanding at any time.

     In 1994 the Board of Directors of Heritage Bank of Commerce, the predecessor corporation of Commerce Corp, adopted the Heritage Bank of Commerce 1994 Tandem Stock Option Plan. The Heritage Bank of Commerce 1994 Tandem Stock Option Plan was approved by the Bank's shareholders at the Bank's 1995 Annual Meeting of Shareholders, and was recently adopted and restated by the Board of Directors of Commerce Corp as the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan (the "Plan").

     The purpose of the Plan is to promote the long-term success of Commerce Corp and the creation of shareholder value. The Plan authorizes Commerce Corp to grant options that qualify as incentive stock options ("ISOs") under the Internal Revenue Code of 1986 and nonqualified stock options ("NSOs") to key employees of Commerce Corp and its affiliated companies. Nonemployee directors are only eligible to receive NSOs.

     The Plan currently sets aside 986,169 authorized, but unissued, shares of Commerce Corp's Common Stock for grant at not less than the greater of $5.77 per share or an amount per share that approximates the fair market value of Commerce Corp's Common Stock on the date each option is granted. As of March 12, 1998, the last bid price for Commerce Corp's Common Stock as reported by brokerage firms handling trades in such stock was $15.00 per share. In addition, if an ISO is granted to an officer or key employee of Commerce Corp who, at the time of the grant, owns more than 10 percent of Commerce Corp's Common Stock, the exercise price of the options must be not less than the greater of $6.35 per share or 110 percent of the fair market value of Commerce Corp's Common Stock at the time the option is granted. All options granted expire not later than ten years from the date of grant. To the extent that the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options will be treated as NSOs. The Planning and Personnel Committee, a committee appointed by the Board, administers the Plan.

     Neither the optionee nor Commerce Corp will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and Commerce Corp will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Commerce Corp's Common Stock on the date of exercise, and Commerce Corp will be entitled to a business expense deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. Commerce Corp will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

     As of the date of this Proxy Statement, options to purchase 675,880 shares have been granted by the Board of Directors and are outstanding, and options to purchase an additional 30,654 shares have been exercised by option holders, leaving 310,289 shares of the 986,169 shares originally authorized currently available for further grants of options.

     The Board of Directors' plans for expansion of Commerce Corp's business and activities include the formation of a proposed new bank in the Fremont, California area under Commerce Corp's holding company structure. The organization of a new bank in Fremont will require that Commerce Corp elect a board of directors and hire executive officers and staff for the new bank. The Board of Directors believes that the availability of stock options for employees and directors of the new bank will be a key factor in the ability of Commerce Corp to attract qualified individuals to fill these positions. It is also anticipated that additional options will be needed to attract qualified individuals to other positions that are expected to be created as Commerce Corp expands the scope of its business and activities.

     Accordingly, the Board of Directors is seeking shareholder approval to increase the number of options authorized under the Plan in order to ensure that sufficient options will be available to adequately compensate

Commerce Corp's employees and directors as Commerce Corp expands its business and adds additional employees, including those to be employed in connection with the proposed new bank in Fremont.

     The proposed authorization of additional options is subject to the limitation that the number of options authorized under the Plan (including previously unexercised options that have terminated without being exercised) shall not exceed 30 percent of the number of shares of Common Stock outstanding from time to time. The number of options authorized under the Plan at present is equal to 30 percent of the shares currently outstanding. Accordingly, the number of shares authorized under the Plan will not increase unless and until the number of shares outstanding increases.

     The Board of Directors has not designated the persons to whom options will be granted or determined the number of options that will be granted to any individual or group of individuals in the event this Proposal 2 is approved by Commerce Corp's shareholders.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF INCREASING THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF OPTIONS UNDER THE PLAN. YOU ARE URGED TO VOTE FOR PROPOSAL 2: TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF OPTIONS UNDER THE HERITAGE COMMERCE CORP RESTATED 1994 TANDEM STOCK OPTION PLAN.

                                   PROPOSAL 3

                    RATIFICATION OF SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

     On December 1, 1997, the Bank notified KPMG Peat Marwick LLP (KPMG) that the Bank was terminating its engagement as independent certified public accountants for the Bank. The termination was effective on that date. Also on December 1, 1997, the Bank engaged Deloitte & Touche LLP as independent certified public accountants for the Bank.

     At no time during the engagement of KPMG by the Bank was there any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused it to make reference in connection with its report to the subject matter of the disagreement. The preceding sentence includes disagreements, whether resolved or not resolved to the satisfaction of KPMG, at the decision-making levels of the Bank and KPMG. No report of KPMG on the financial statements of the Bank for any of the past three years contained an adverse opinion or a disclaimer of opinion or was qualified as to uncertainty, audit scope, or accounting principles.

     The Bank's decision to change accountants was recommended by the Bank's Audit Committee and approved by the Bank's Board of Directors.

     At the 1998 Annual Meeting of Shareholders the following resolution will be subject to ratification by a simple majority vote of the shares represented at the meeting:

        RESOLVED, that the selection of Deloitte & Touche LLP as the independent certified public accountants of Heritage Bank of Commerce for the fiscal year ending December 31, 1998 is hereby ratified.

     If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if the selection is ratified, the Board of Directors reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Bank and its shareholders.

     The services provided by Deloitte & Touche LLP include the examination and reporting of the financial status of Commerce Corp. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

     A representative of Deloitte & Touche LLP is expected to attend the 1998 Annual Meeting of Shareholders. The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to shareholder inquiries.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF APPROVING THE RATIFICATION OF DELOITTE & TOUCHE LLP AS COMMERCE CORP'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998 (UNLESS THE SHAREHOLDERS DIRECT OTHERWISE). YOU ARE URGED TO VOTE FOR PROPOSAL 3: TO RATIFY THE BOARD'S SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS COMMERCE CORP'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                                 OTHER BUSINESS

     If any matters not referred to in this Proxy Statement come before the meeting, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

                                 OTHER MATTERS

     Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is presented in a timely manner and in a form that complies with applicable regulations. Any shareholder proposals intended to be presented for consideration at the 1999 Annual Meeting of Shareholders, and to be included in Commerce Corp's Proxy Statement for that meeting, must be received by Commerce Corp no later than December 12, 1998 in a form that complies with applicable regulations. Shareholder proposals may not be included in the Proxy Statement for the 1999 Annual Meeting or presented at the shareholder meeting unless certain conditions are met. Shareholder proposals are subject to regulation under federal securities laws.

                                          HERITAGE COMMERCE CORP

                                          LOGO
                                          Rebecca A. Levey
                                          Corporate Secretary

San Jose, California
April 14, 1998

                    REVOCABLE PROXY - HERITAGE COMMERCE CORP

   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Heritage Commerce Corp ("Commerce Corp") hereby nominates, constitutes and appoints William J. Del Biaggio, Jr., John E. Rossell III and Robert P. Gionfriddo and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 150 Almaden Boulevard, San Jose, CA, on May 21, 1998 at 3:30 p.m. and any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

1. TO ELECT as directors the nominees set forth below:

   Instruction: To withhold authority      [] FOR all nominees listed (except as
   to vote for any individual nominee,        marked to the contrary below).
   strike a line through the nominee's     [] WITHHOLD AUTHORITY to vote
   name below:                                for all nominees listed below.

   Frank G. Bisceglia * James R. Blair * Arthur C. Carmichael, Jr. * William J. Del Biaggio, Jr. * Annete Dury * Tracey A. Enfantino * Glenn A. George * Robert P. Gionfriddo * P. Michael Hunt * Louis ("Lon") O. Normandin * Jack L. Pecidam * Robert W. Peters * Humphrey P. Polanen * John E. Russell III * Kirk Rossmann

2. TO APPROVE an amendment to the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan increasing the number of shares available for grants of stock options to directors and key employees of Heritage Commerce Corp and its affiliated companies.

   [] FOR approval of the amendment to the Heritage Commerce Corp Restated 1994
      Tandem Stock Option Plan.

   [] AGAINST approval of the amendment to the Heritage Commerce Corp Restated
      1994 Tandem Stock Option Plan [] ABSTAIN

3. TO RATIFY the Board of Directors' selection of Deloitte & Touche LLP independent certified public accountants, to serve as the Company's auditors
   for the fiscal year ending December 31, 1998.   [] ABSTAIN
   [] FOR ratification of Deloitte & Touche LLP    [] AGAINST ratification of
      as the Company's auditors                       Deloitte & Touche LLP as
                                                      the Company's auditors.

4. TO CONSIDER AND TRANSACT such other business as may properly be brought before the meeting.
                                                 (Over - Please Sign and Return)

          THIS PROXY WILL BE VOTED AS
     DIRECTED BY THE SHAREHOLDER OR, IF
     NO INSTRUCTIONS ARE GIVEN BY THE
     SHAREHOLDER, THE PROXY HOLDERS WILL
     VOTE "FOR" EACH OF THE FOREGOING
     PROPOSALS.                              ---------------------------------
                                                     NUMBER OF SHARES

     If any other business is                The BOARD OF DIRECTORS RECOMMENDS
    presented at said meeting, this          A VOTE "FOR" EACH OF THE LISTED
    Proxy shall be voted in accordance       PROPOSALS. THIS PROXY IS SOLICITED
    with the recommendations of the          ON BEHALF OF THE BOARD OF DIRECTORS
    Board of Directors.                      AND MAY BE REVOKED PRIOR TO ITS
                                             EXERCISE.

    When signing as attorney,
    executor, officer, administrator,
    trustee or guardian, please give
    full title. If more than one
    trustee, all should sign. All joint
    owners must sign.

     I/we do [] do not [] expect to
     attend this meeting.                           Dated:__________,1998.


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                                                 SIGNATURE OF SHAREHOLDER(S)


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                                                         (PRINT NAME)


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                                                 SIGNATURE OF SHAREHOLDER(S)


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                                                        (PRINT NAME)